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                                                                    EXHIBIT 10.4


                    AMENDMENT TO PURCHASE AND SALE AGREEMENTS


         THIS AMENDMENT TO PURCHASE AND SALE AGREEMENTS, entered into as of the 16th day of April, 2002, by and between RONALD A. POTTS, an individual and resident of the State of Florida ("Purchaser"), and CHARLES B. HICKS, an individual and resident of the State of Tennessee ("Seller").

                              W I T N E S S E T H:

         WHEREAS, the Seller and Purchaser previously entered into those certain Purchase and Sale Agreements for the purchase of certain real property located in Sauk County, Wisconsin, along Tennessee Highway 66, in Sevier County, Tennessee, along Mount Road, in Sevier County, Tennessee, along U.S. Interstate 75, in Knox County, Tennessee, and in McMinn County, Tennessee, dated of even date herewith (the "Purchase Agreements"); and

         WHEREAS, Seller and Purchaser desire to amend the Purchase Agreement as set forth hereinbelow:

         NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00), the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. Defined Terms. All capitalized terms used herein shall have the same meaning as in the Purchase Agreements, unless otherwise expressly set forth herein.

         2. Closing Costs. The Purchase Agreements are hereby amended by providing that all closing costs, including, without limitation, inspections of the Property, title examinations, surveys, transfer taxes, delinquent real property taxes, recording fees and attorneys' fees shall be paid solely by Purchaser.

         3. No Further Modification. Except as expressly modified hereby, the Agreement shall remain unamended and in full force and effect and is hereby ratified and confirmed by the parties hereto.

         4. Execution Counterparts. This Agreement may be executed in multiple counterparts and by facsimile signature to be followed by original signature, each of which shall be deemed an original and all such counterparts together shall constitute one and the same instrument.



                         [Signatures on Following Page]

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         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed under seal by their respective duly authorized representatives on the dates indicated below, to be effective as of the date and year first above written.


                                        SELLER:


                                        CHARLES B. HICKS

                                        /s/ Charles B. Hicks
                                        ------------------------------- (SEAL)


                                        PURCHASER:


                                        RONALD A. POTTS

                                        /s/ Ronald A. Potts
                                        ------------------------------- (SEAL)